UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 9, 2003
                                                --------------------------------


Morgan Stanley Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust 2003-NC2 Mortgage Pass-Through Certificates, Series 2003-NC2)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                         333-83986-15                  13-3291626
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------


                    Morgan Stanley Dean Witter Capital I Inc.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Item 5 of the registrant's Form 8-K attaching the Pooling and Servicing Agreement (as defined below), filed on March 13, 2003, is hereby amended and restated in its entirety. Attached as Exhibit 4 is the revised Pooling and Servicing Agreement for Morgan Stanley Dean Witter Capital I Inc. Trust 2003-NC2 Mortgage Pass-Through Certificates, Series 2003-NC2 (the "Certificates"). On February 26, 2003, Morgan Stanley Capital I Inc. (f/k/a Morgan Stanley Dean Witter Capital I Inc., the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Provident Bank, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of the Certificates, issued in eleven classes. The Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of February 1, 2003 of $517,555,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of February 21, 2003 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2003, by and among the Company, as depositor, The Provident Bank, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 9, 2003                     MORGAN STANLEY CAPITAL I INC.


                                          By:  /s/ Valerie H. Kay
                                              ----------------------------------
                                              Name:  Valerie H. Kay
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Pooling and Servicing Agreement, dated as    6
                                of February 1, 2003, by and among the
                                Company, as depositor, The Provident
                                Bank, as servicer, Deutsche Bank National
                                Trust Company, as trustee, and NC Capital
                                Corporation, as responsible party.